EXHIBIT 10.17 - WESTERN AMENDMENT


                                 AMENDMENT


   THIS AMENDMENT AGREEMENT dated April 26, 2005 ("Amendment") is by and between Mac Filmworks, Inc. ("Purchaser") and Western International, Inc. ("Seller").


WITNESSETH


   WHEREAS, Purchaser and Seller desire to settle certain financial obligations set forth in the agreements between Purchaser and Seller dated July 30, 1997 and August 30, 1997 (collectively, the "Agreements"); and


   WHEREAS, Seller has the power and authority to enter into and carry out the terms of this Agreement;

   NOW THEREFORE, in consideration of the mutual representations, warranties and covenants herein contained, and on the terms and subject to the conditions herein set forth, the parties hereby agree as follows:

6. Purchaser agrees to pay to Seller Twenty Thousand Dollars ($20,000) upon the execution of this Amendment (the "Payment").

7. Purchaser agrees that Seller shall retain all funds previously paid by Purchaser to Seller.

8. Seller agrees to cancel all notes issued by Purchaser to Seller pursuant to the Agreements and further agrees to release all security liens, claims or encumbrances.

9. Seller agrees to transfer back to Purchaser the 50,000 shares of Mac Filmworks, Inc. common stock issued to seller as part of the compensation due Seller under the Agreements. Said transfer shall take place within thirty (30) days of the execution of this Amendment.

10. Seller agrees to immediately furnish to Purchaser upon the receipt by Seller of the Payment the 1st transfers listed below:

Daughters of Death
Encore
Gladiator, The
Good Idea, The
Line of Fire
Mazes and Monsters
Mesmerized
Scandal Sheet
Who Murdered Joy Morgan
Woman Accused, A

All other terms and conditions of the Agreements shall remain in full force and effect.

       IN WITNESS WHEREOF, the parties hereto have executed and delivered this agreement as of the day and year first above written.


WESTERN INTERNATIONAL, INC.


   //s// KEN HARTFORD
--------------------------
Ken Hartford, President


MAC FILMWORKS, INC.


   //s// JIM MCCULLOUGH
--------------------------
Jim McCullough, President